Exhibit 10.4

DEGOLYER AND MACNAUGHTON

4925 GREENVILLE AVENUE, SUITE 400

ONE ENERGY SQUARE

DALLAS, TEXAS 75206

June 30, 2005	TELEPHONE (214) 368-6391 TELEFAX (214) 369-4061

We hereby consent to the references to our firm and the inclusion of information derived from our reports entitled “Report as of December 31, 2004, on Reserves of Certain Properties attributable to Repsol YPF”, “Report as of December 31, 2004, on Reserves of Chachalaca Field in Trinidad attributable to Repsol YPF”, and “Report as of December 31, 2003, on Reserves of Certain Properties in Trinidad attributable to Repsol YPF” in Section 2.2.1, ‘Exploration and Production’, in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2004 and in the Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information) in the Consolidated Financial Statements included therein. We also consent to the references to our firm and the inclusion of information derived from our reports through incorporation by reference of the named Form 20-F in the Registration Statements Nos. 333-12254 and 333-10668 filed with the United States Securities and Exchange Commission.

Very truly yours, DeGOLYER and MacNAUGHTON